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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                       October 4, 2006 (October 2, 2006)


                               LL&E ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


             Texas                        1-8518                76-6007940
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)         Identification No.)


  THE BANK OF NEW YORK TRUST COMPANY,
           N. A., TRUSTEE
        GLOBAL CORPORATE TRUST
        221 WEST SIXTH STREET
            AUSTIN, TEXAS                                  78701
(Address of principal executive offices)                 (Zip Code)


       Registrant's Telephone Number, including area code: (800) 852-1422


              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

         Effective October 2, 2006, The Bank of New York Trust Company, N. A. has replaced JPMorgan Chase Bank, N.A. as trustee for LL&E Royalty Trust pursuant to the Purchase and Assumption Agreement, dated April 7, 2006, by and between The Bank of New York Company, Inc. and JPMorgan Chase & Co. (the "Purchase Agreement"). The assumption of these duties is made in connection with the sale by JPMorgan Chase Bank of substantially all of its corporate trust business to The Bank of New York pursuant to the Purchase Agreement.

         A copy of the Purchase Agreement is included as Exhibit 99.1 to The Bank of New York Company, Inc.'s current report on Form 8-K (File No. 1-06152) filed on April 13, 2006 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

                  99.1 Purchase and Assumption Agreement, dated April 7, 2006, by and between The Bank of New York Company, Inc. and JPMorgan Chase & Co. (incorporated by reference to Exhibit 99.1 to The Bank of New York, Inc.'s current report on Form 8-K (File No. 1-06152) filed on April 13, 2006).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   LL&E ROYALTY TRUST

                                   By:      The Bank of New York Trust Company,
                                            N. A., as Trustee



                                   By:      /s/ Mike Ulrich
                                            ----------------------------------
                                   Name:    Mike Ulrich
                                   Title:   Vice President


Date: October 4, 2006



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                                  Exhibit Index

Exhibit Number                                                Description
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
99.1                  Purchase and Assumption Agreement dated April 7, 2006 by and between The Bank of New York
                      Company, Inc. and JPMorgan Chase & Co. (incorporated by reference to Exhibit 99.1 to The Bank of New York, Inc.'s current report on Form 8-K (File No. 1-06152) filed on April 13, 2006).